UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: December 28, 2005

(Date of earliest event reported)

Opta Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Bayshore Highway, Suite 740, Burlingame, CA		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 579-3610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On January 12, 2006, Opta Corporation (“Opta”) and TCL Multimedia Technology Holdings Limited (“TCLMM”) entered into a non-exclusive license agreement through August 3, 2008, with an automatic renewal for subsequent two year terms unless terminated by either party by one hundred eighty days written notice of intention not to renew. Under the terms of the agreement, Opta will pay TCLMM a royalty based on the cost of goods sold in connection with the distribution, sale, advertising and promotion of certain consumer electronics products under trademarks associated with the GoVideo tradename. TCLMM is an affiliate of TCL Industries Holdings (HK) Ltd. (“TCL”), the majority stockholder of Opta. Li Dongsheng, a director of Opta, and Vincent Yan, the CEO and a director of Opta, are directors and officers of TCL and have a material interest in TCL.

Item 1.02 – Termination of a Material Definitive Agreement.

As previously disclosed, Opta Systems, LLC d/b/a GoVideo (“GoVideo”) and TCLMM had been parties to a license agreement dated as of August 30, 2005. The original term of the agreement extended though October 24, 2008. On December 28, 2005, TCLMM notified GoVideo of its intention to exercise its right to unilaterally terminate the agreement without cause upon ninety days’ written notice pursuant to the terms of the agreement. Pursuant to the terms of the notice, the agreement was terminated effective as of January 12, 2006. Under the agreement, GoVideo had paid TCLMM a royalty based on the cost of goods sold in connection with the distribution, sale, advertising and promotion of certain consumer electronics products under the trademarks associated with the GoVideo tradename.

Forward Looking Statements.     The statements in this Form 8-K Current Report concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opta Corporation

Date: April 21, 2006	By:	/s/ Vincent Yan
Vincent Yan
President and CEO